EXHIBIT 10.5
AMENDMENT NO. 2
TO THE
FIFTH AMENDED AND RESTATED ADVISORY AGREEMENT
This Amendment No. 2 to the Fifth Amended and Restated Advisory Agreement (this “Amendment”), is dated and effective as of August 16, 2021, by and among BRAEMAR HOTELS & RESORTS INC., a Maryland corporation (“Braemar” or the “Company”), BRAEMAR HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Operating Partnership”), BRAEMAR TRS CORPORATION, a Delaware corporation (“Braemar TRS”), ASHFORD INC., a Nevada corporation (“Ashford Inc.”), and ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company (“Ashford LLC” and, together with Ashford Inc., the “Advisor”). All capitalized terms appearing herein that are not otherwise defined shall have the meanings ascribed to them in the Fifth Amended and Restated Advisory Agreement, dated April 23, 2018, by and among the parties hereto (as amended from time to time (including pursuant to this Amendment), the “Advisory Agreement”).
W I T N E S S E T H:
WHEREAS, Braemar, through its interest in the Operating Partnership, is in the business of investing in the hospitality industry, primarily in high revenue per available room luxury hotels (for purposes hereof, unless the context otherwise requires, the term “Company” shall collectively include Braemar and the Operating Partnership);
WHEREAS, the parties hereto entered into the Advisory Agreement, pursuant to which the Advisor agreed to perform certain advisory services identified in such agreement, on behalf of, and subject to the supervision of, the board of directors of Braemar (the “Board of Directors”), in exchange for the compensation set forth therein;
WHEREAS, the Advisory Agreement provides for certain investments to be made from time to time by Ashford LLC to the Company;
WHEREAS, the parties hereto desire to amend the Advisory Agreement solely as set forth herein; and
WHEREAS, the independent directors of each of the board of directors of Ashford Inc. and the Board of Directors have reviewed this Amendment and the terms and conditions set forth herein and have deemed this Amendment and such terms and conditions to be advisable and in the best interests of Ashford Inc. and the Company, respectively.
NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I.AMENDMENTS TO THE ADVISORY AGREEMENT
Section 1.01 Section 6.7 of the Advisory Agreement is hereby deleted in its entirety.

Section 1.02    Clause (B) of the first sentence of the definition of “Net Earnings” in Section 24.1 of the Advisory Agreement is hereby amended and restated to read in its entirety as follows:
“(B) the total incremental expenses incurred by the Advisor (including all reimbursable expenses) as reasonably determined by the Advisor in connection with providing services to the Company under this Amended Agreement,”.

ARTICLE II.MISCELLANEOUS
Section 2.01 Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Amendment.
Section 2.02 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws principals thereof.
Section 2.03    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same agreement.
Section 2.04    Ratification of the Advisory Agreement. Except as expressly amended hereby, the Advisory Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

[Signatures follow on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

BRAEMAR:
Braemar Hotels & Resorts Inc.
By:    /s/ Richard Stockton
Name: Richard Stockton
Title: Chief Executive Officer

OPERATING PARTNERSHIP:
Braemar Hospitality Limited Partnership

By: Braemar OP General Partner LLC, its general partner
By:    /s/ Richard Stockton
Name: Richard Stockton
Title: Chief Executive Officer

BRAEMAR TRS:
Braemar TRS Corporation
By:    /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: President

[Signature Page to Amendment No. 2 to the Fifth Amended and Restated Advisory Agreement]

ADVISOR:
Ashford Hospitality Advisors LLC
By:    /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: Chief Financial Officer
    Ashford Inc.
By:    /s/ Alex Rose
Name: Alex Rose
Title: Executive Vice President, General Counsel
and Secretary
[Signature Page to Amendment No. 2 to the Fifth Amended and Restated Advisory Agreement]